                           ASSIGNMENT OF U.S. PATENT



THIS ASSIGNMENT, made this 1st day of December, 1995, by BIOPLASTY, INC., a Minnesota corporation formerly known as Genetic Laboratories, Inc., and UROPLASTY, INC., a Minnesota corporation (collectively, the "Sellers") in favor of BIO-VASCULAR, INC., a Minnesota corporation (the "Buyer").

                             W I T N E S S E T H :

WHEREAS, Collectively, the Sellers hold all right, title and interest in U.S. Patent No. 4,456,589; and

WHEREAS, pursuant to that certain Purchase and Sale Agreement of even date herewith by and among the Sellers and the Buyer, the Sellers have assigned to the Buyer all right, title and interest in and to U.S. Patent No. 4,456,589.

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers hereby agree as follows:

      1. The Sellers hereby sell, conveys transfer, and assign to the Buyer all right, title, and interest in and to U.S. Patent No. 4,456,589 and the inventive subject matter therein contained (collectively, the "Patent"), without limitation or reserve.

      2. The Sellers hereby warrant and represent that the Sellers, collectively, are the sole owners of the Patent, that the Sellers have the right to sell and convey the Patent to the Buyer and that the Patent is transferred to the Buyer hereunder free from and clear of all encumbrances of any type or nature whatsoever.

IN WITNESS WHEREOF, the Sellers have executed and delivered this Agreement as of the day and year first above written.

                                   SELLERS:

                                   BIOPLASTY, INC.


                                   By:
                                       ----------------------------------------
                                       Donald A. Major, Chief Financial Officer

                                   UROPLASTY, INC.

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                                   By:
                                       ----------------------------------------
                                       Donald A. Major, Chief Financial Officer


STATE OF MINNESOTA  )
                    )ss.
COUNTY OF HENNEPIN  )


The foregoing instrument was acknowledged before me this 1st day of December, 1995, by Donald A. Major, the Chief Financial Officer of Bioplasty, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                       ----------------------------------------
                                       Notary Public


STATE OF MINNESOTA  )
                    )ss.
COUNTY OF HENNEPIN  )


The foregoing instrument was acknowledged before me this 1st day of December, 1995, by Donald A. Major, the Chief Financial Officer of Uroplasty, Inc., a Minnesota corporation, for and on behalf of said corporation.


                                       ----------------------------------------
                                       Notary Public
































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